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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
          TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 12, 2003

                          BAXTER CAPITAL COMPANY, INC.
             (Exact name of registrant as specified in its charter)

                                    000-30496
                            (Commission File Number)

             Florida                                          65-0956104
 (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                          Identification No.)

                38 Chelsea Square, London, United Kingdom SW3 6LH
               (Address of principal executive offices) (Zip Code)

                              (011) 44 207 351 9880
               Registrant's telephone number, including area code

                              22154 Martella Avenue
                            Boca Raton, Florida 33433
          (Former name or former address, if changes since last report)

INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On March 12, 2003 (the "Effective Date"), pursuant to a Stock Purchase Agreement and Share Exchange between Baxter Capital Company, Inc. ("Baxter"), a Florida corporation and Crossatlantic Properties Ltd., ("Crossatlantic") an Isle of Man corporation, Baxter acquired all of the shares of Crossatlantic from the Crossatlantic shareholders in consideration for the issuance of 9,500,000 shares of Baxter to the Crossatlantic shareholders. Pursuant to the Agreement, Crossatlantic became a wholly owned subsidiary of Baxter.

Pursuant to the terms of the Agreement, Peter Goldstein resigned as the sole officer and director of Baxter. In addition, Mr. Goldstein cancelled 500,000 of his shares of Baxter common stock. Carl Johan Algot Robb was appointed as


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Baxter's Chief Executive Officer, Chief Financial Officer and Secretary. Mr.
Robb, Charles M. Lee, Charles Moray and Gareth Jones Thomas were appointed to Baxter's Board of Directors.


The Acquisition was approved by the unanimous consent of the Board of Directors of Baxter and Crossatlantic on March 11, 2003.

The following table sets forth information regarding the beneficial ownership of the shares of Baxter's common stock (the only class of shares previously issued by Baxter) at March 12, 2003, by (i) each person known by Baxter to be the beneficial owner of more than five percent (5%) of Baxter's outstanding shares of common stock, (ii) each director of Baxter, (iii) the executive officers of Baxter, and (iv) by all directors and executive officers of Baxter as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at Baxter's address.


                                       NAME OF                    SHARES OF
TITLE OF CLASS                         BENEFICIAL OWNER           COMMON STOCK     PERCENT OF CLASS
--------------                         ----------------           ------------     ----------------
5% STOCKHOLDERS

Common                                 Carl Johan Algot Robb       9,500,000              95%

DIRECTORS AND NAMED EXECUTIVE
OFFICERS

Common                                 Carl Johan Algot Robb       9,500,000               95%

DIRECTORS AND                                                      9,500,000               95%
OFFICERS AS A
GROUP


The following is a biographical summary of the directors and officers of Baxter:

Carl Johan Algot Robb has been Baxter's Chief Executive Officer, Chief Financial Officer, Secretary and Director since March 12, 2003. Since 1989, Mr. Robb has been involved in numerous real property transactions in Europe and Scandinavia, mainly as an investor. This work has included acquiring, financing, restructuring and selling property portfolios, both listed and private. In 1986, Mr. Robb graduated from the French School in Stockholm, Sweden where he was an economics major. In 1986 and 1987 he studied law at Stockholm University. From 1987 through 1989, he was a Second Lieutenant in the Swedish Army.


Charles M. Lee has been our director since March 12, 2003. Mr. Lee joined Edward Erdman (London, United Kingdom), a firm of chartered surveyors in 1967. he was appointed a director of the company in 1973. From 1989 through 1995 he became chairman of Edward Erdman, which was then known as Colliers Erdman Lewis. He was responsible for developing the European business of Colliers. He was elected an Associate of the Royal Institution of Chartered Surveyors in 1971 and became a Fellow of that institution in 1980. Colliers Erdman Lewis was sold in 1995. At such time, Mr. Lee established his own company specializing in investment and development activity in the commercial real property sector, concentrating in the retail industry. In addition, since 1995, he has been responsible for a number of notable property transactions and also become a non-executive-director of a publicly quoted company on the London Stock Exchange, Tops Estates Plc.


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Charles Moray has been our director since March 12, 2003. Since June 2002, Mr.
Moray has been a principal in the corporate finance department of Lion Capital Partners plc, a regulated private equity and corporate finance firm located in London, United Kingdom. From 2000 until May 2002, he worked as a partner in the corporate finance department of Columbus Asset Management Limited, a regulated privately owned financial services firm located in London, United Kingdom. From 1997 through 1999, Mr. Moray was initially a consultant and then a director of Europe Finance at Industrie SA, a corporate finance firm located in Paris, France. Since 1968, he has worked in the financial services industry with such firms as SG Warburg & Co. Limited, First Chicago Limited, The First Boston Corporation and Merrill Lynch International Inc.


Gareth Jones Thomas has been our director since March 12, 2003. Mr. Thomas presently is an executive director of Ansgate Hampton Homes Plc based in London, United Kingdom. This company has developed several real estate properties throughout the United Kingdom. Mr. Thomas personally owns properties throughout Europe and operates from Monaco and the United Kingdom. Mr. Thomas was awarded a Bachelor of Science degree in Mathematics from University College in London. Upon graduation, he joined Coats Paton and Baldwins Plc for a post graduate management training program and then moved to Higgs & Hill Plc specializing in computerized construction control cost. In 1969, he formed his own construction company, specializing in the application of computer techniques to reducing the cost and time of erection of industrial buildings. In 1972, London and Manchester Securities Limited acquired Mr. Thomas' company.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Stock Purchase Agreement and Share Exchange, Baxter acquired one hundred percent (100%) of the issued and outstanding shares of common stock of Crossatlantic for 9,500,000 shares of $0.001 par value common stock of Baxter. Pursuant to the Stock Purchase Agreement and Share Exchange, Crossatlantic became a wholly owned subsidiary of Baxter.


Crossatlantic Properties intends to invest in commercial property in the United Kingdom. It intends to do this by acquiring public listed companies where the main asset is properties and by direct purchase of individual properties, and of property portfolios. It is targeting transactions, in value terms, of up to (pound)25,000,000 ($37,500,000). We intend to finance these acquisitions by a combination of any and all of the following: senior debt, mezzanine financing, issuance of Baxter Capital shares and cash. As an example the acquisition of Cornhill Limited, which has a gross value of (pound)25,000,000, is financed by a combination of senior debt provided by Bank of Scotland, mezzanine financing by the seller and a cash injection. Crossatlantic has targeted, in the immediate future, the acquisition of Hampton Trust Plc with whom it has in place Heads of Agreement. The initial step in this transaction is the acquisition of two of its properties in Swindon (outside London) which have a gross value in excess of (pound)6,000,000 ($9,000,000). It is Crossatlantic's intention that such transactions will have the net effect of creating a positive cash flow, and an increase in the net asset value of Baxter. For example, these two transactions intend to produce a gross income per annum in excess of (pound)2,200,000 ($3,300,000).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     a. Financial statements of Crossatlantic will be filed by an amendment to this report within 60 days after this report must be filed.

     b.   Pro forma financial information


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Pro forma financial information will be furnished with the aforementioned amendment.


           c.   Exhibits


NUMBER    EXHIBIT

     10 Stock Purchase Agreement and Share Exchange dated as of March 12, 2003 by and between Baxter Capital Company, Inc. and Crossatlantic Properties Ltd.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

BAXTER CAPITAL COMPANY, INC.



By: /s/ Carl Johan Algot Robb
----------------------------------
Carl Johan Algot Robb,
Chief Executive Officer,
Chief Financial Officer,
Secretary and Director


Dated: March 27, 2003



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